                 Introduction to Pro Forma Combining Statements

                                 March 24, 2000

The accompanying unaudited Pro Forma Combining Statements of Assets and Liabilities, Pro Forma Combining Statements of Operations and Pro Forma Combining Schedule of Investments reflect the accounts of the ESC Strategic Small Cap Fund and ESC Strategic Income Fund (the "Acquired Funds") and the STI Classic Small Cap Growth Stock Fund and STI Classic High Income Fund (the "Acquiring Funds").

These statements have been derived from the underlying accounting records of the Acquired Funds and Acquiring Funds that were used in calculating net assets for the twelve-month period ended May 31, 1999 for the STI Funds and March 31, 1999 for the ESC Funds. The Pro Forma Combining Statements of Operations have been prepared based upon the fee and expense structure of the Acquired Funds.

Under the proposed agreement and plan of reorganization, all outstanding shares of the Acquired Funds will be issued in exchange for shares of the Acquiring Funds.

                  PRO FORMA COMBINING STATEMENT OF OPERATIONS
                           PERIOD ENDING MAY 31, 1999


                                                                            STI Small Cap      Esc Strategic
                                                                         Growth Stock Fund     Small Cap Fund       Combined
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
     Interest income                                                         $   119            $     763           $    882
     Dividend income                                                              77                  741                818
     Income from securities lending activities                                    77                   63                140
----------------------------------------------------------------------------------------------------------------------------------
                  Total investment income                                        273                1,567              1,840
----------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
     Investment advisory fees                                                    314                1,253              1,567
     Trustees' fees                                                                -                   22                 22
     Administrative personnel and services fees                                   21                  223                244
     Custodian and recordkeeping fees and expenses                                 7                   17                 24
     Transfer Agent Fees-ESC                                                                          197                197
     Transfer Agent Fees-Trust Shares                                             11                                      11
     Transfer Agent Fees-Investor Shares                                                                                   -
     Transfer Agent Fees-Flex Shares                                               9                                       9
     Transfer Agent Out of Pocket Fees                                            15                                      15
     Fund share registration costs                                                16                                      16
     Auditing fees                                                                 4                   15                 19
     Legal fees                                                                    4                   42                 46
     Printing and postage                                                         10                                      10
     Insurance premiums                                                            -                                       -
     Distribution services fees-Investor Shares                                    -                  242                242
     Distribution services fees-Flex Shares                                       12                  214                226
     Amortization of deferred organizational costs                                 -                   11                 11
     Miscellaneous                                                                 1                  149                150
----------------------------------------------------------------------------------------------------------------------------------
                  Total expenses                                                 424                2,385              2,809
----------------------------------------------------------------------------------------------------------------------------------
Deduct-
     Waiver of investment advisory fees                                          (79)                   -                (79)
     Waiver of distribution services fees-Investor Shares                          -                    -                  -
     Waiver of distribution services fees-Flex Shares                             (8)                   -                 (8)
----------------------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                                     337                2,385              2,722
----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                     (64)                (818)              (882)
----------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments (identified cost basis)                2,335                2,509              4,844
Net change in unrealized appreciation (depreciation) on investments            4,550              (42,489)           (37,939)
----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                         6,885              (39,980)           (33,095)
----------------------------------------------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                               $ 6,821            $ (40,798)           (33,977)
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------


                                                                                             Pro Forma Combined
                                                                                                STI Small Cap
                                                                            Adjustments       Growth Stock Fund
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
     Interest income                                                                           $      882
     Dividend income                                                                                  818
     Income from securities lending activities                                                        140
------------------------------------------------------------------------------------------------------------------
                  Total investment income                                                           1,840
------------------------------------------------------------------------------------------------------------------
EXPENSES:                                                                                               -
     Investment advisory fees                                                 186                   1,753
     Trustees' fees                                                                                    22
     Administrative personnel and services fees                              (135)                    109
     Custodian and recordkeeping fees and expenses                             -5                      19
     Transfer Agent Fees-ESC                                                 -197                       -
     Transfer Agent Fees-Trust Shares                                                                  11
     Transfer Agent Fees-Investor Shares                                       48                      48
     Transfer Agent Fees-Flex Shares                                           12                      21
     Transfer Agent Out of Pocket Fees                                                                 15
     Fund share registration costs                                                                     16
     Auditing fees                                                                                     19
     Legal fees                                                                                        46
     Printing and postage                                                                              10
     Insurance premiums                                                                                 -
     Distribution services fees-Investor Shares                               241                     483
     Distribution services fees-Flex Shares                                    71                     297
     Amortization of deferred organizational costs                                                     11
     Miscellaneous                                                                                    150
------------------------------------------------------------------------------------------------------------------
                  Total expenses                                              221                   3,030
------------------------------------------------------------------------------------------------------------------
Deduct-                                                                                                 0
     Waiver of investment advisory fees                                       (88)                   (167)
     Waiver of distribution services fees-Investor Shares                    (188)                   (188)
     Waiver of distribution services fees-Flex Shares                           3                      (5)
------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                                                        2,670
------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                                         (830)
------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments:                                                     0
Net realized gain (loss) on investments (identified cost basis)                                     4,844
Net change in unrealized appreciation (depreciation) on investments                               (37,939)
------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                            (33,095)
------------------------------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                                                    (33,925)
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

              Pro Forma Statement of Assets and Liabilities (Unaudited)
                     STI Classic Funds Small Cap Growth Stock Fund
                                   May 31, 1999
                                      (000)

                                                                                                                Pro Forma Combined
                                                               STI Classic Funds            ESC                  STI Classic Funds
                                                               Small Cap Growth     Strategic Small   Pro Forma   Small Cap Growth
                                                                 Stock Fund             Cap Fund     Adjustments       Stock Fund
ASSETS
 Total Investments at Market Value (Cost $148,958,
 $113,771 and $262,729)                                            $162,338             $110,281                       $272,619
 Cash                                                                  (333)                   0                          (333)
 Accrued Income                                                          28                   34                             62
 Receivables for Investment Securities Sold                           3,919                  205                          4,124
 Receivables for Capital Shares Sold                                     27                   13                             40
 Other Receivables                                                       22                    0                             22
 Other Assets                                                            13                    1                             14
                                                               -------------        -------------                ---------------
 Total Assets                                                       166,014              110,534                        276,548
                                                               -------------        -------------                ---------------

LIABILITIES
 Accrued Expenses                                                     (198)                (177)                          (375)
 Payable for Investment Securities Purchased                        (7,317)                (727)                        (8,044)
 Payable for Capital Shares Redeemed                                   (51)                (347)                          (398)
 Payable for return of collateral received                             (51)             (12,468)                       (12,519)
                                                               -------------        -------------                ---------------
 Total Liabilities                                                  (7,617)             (13,719)                       (21,336)
                                                               -------------        -------------                ---------------

                                                                    158,397               96,815                        255,212
NET ASSETS

 Portfolio shares of the Trust Class (unlimited
 authorization - no par value) based on (10,464,063,
 0, 10,464,063) outstanding shares of beneficial interest           137,985               75,756                        213,741

 Portfolio shares of the Investor Class (unlimited
 authorization - no par value) based on (0, 4,504,805,
 5,136,734) outstanding shares of beneficial
 interest                                                                 0               22,040                         22,040

 Portfolio shares of the Flex Class (unlimited
 authorization - no par value) based on (425,752,
 1,357,437,  1,952,407) outstanding shares of beneficial
 interest                                                             6,037                    0                          6,037

 Undistributed net investment income                                      0                    0                              0

 Accumulated net realized gain (loss) on investments                  1,046                2,509                          3,555

 Net unrealized appreciation on investments                          13,380              (3,490)                          9,890
                                                               -------------        -------------                ---------------

 Total Net Assets                                                  $158,448              $96,815                       $255,263
                                                               -------------        -------------    ----------- ---------------
                                                               -------------        -------------    ----------- ---------------

 Net Asset Value, Offering and Redemption Price Per
 Share - Trust Shares                                                $14.55                                              $14.55
                                                               -------------        -------------                ---------------
                                                               -------------        -------------                ---------------


 Net Asset Value and Redemption Price Per
 Share - Investor Shares                                                                  $16.59
                                                                                    -------------                ---------------
                                                                                    -------------                ---------------

 Maximum Offering Price Per Share - Investor Shares                                       $17.37
                                                                                    -------------                ---------------
                                                                                    -------------                ---------------

 Net Asset Value, Offering and Redemption Price
 Per Share - Investor Shares                                                                                            $14.55
                                                               -------------        -------------                ---------------
                                                               -------------        -------------                ---------------

 Net Asset Value and Redemption Price Per
 Share - Flex Shares                                                 $14.46               $16.26
                                                               -------------        -------------                ---------------
                                                               -------------        -------------                ---------------
 Maximum Offering Price Per Share - Flex Shares                                           $16.51
                                                               -------------        -------------                ---------------
                                                               -------------        -------------                ---------------
 Net Asset Value, Offering and Redemption
 Price Per Share -Flex Shares                                                                                            $14.46
                                                               -------------        -------------                ---------------
                                                               -------------        -------------                ---------------
                                                                   $158,397              $96,815                       $255,212
                                                               -------------        -------------                ---------------
                                                               -------------        -------------                ---------------

                            ADJUSTMENTS TO FINANCIALS

  FUNDSHARE

                Esc Small Cap NA     Small Cap NAV     Adjusted Shares     STI Shares         Combined
Trust                  0.00                14.55                0           10,464,063       10,464,063

Investor          74,739,484.00            14.55            5,136,734                0        5,136,734

Flex              22,075,437.00            14.46            1,526,655          425,752        1,952,407


ADVISORY FEE

              ESC Small Cap
              Avg Net Assets          Small Cap BPS          ESC Small Cap Fee       Small Cap Fee              Difference
              ----------------------- ---------------------- -------------------------------------------------------------------
                      125,111,776.00                  1.15%       1,252,991.00          1,438,785.42                185,794.42
                                                                                                                ----------------
                                                                                                                    185,794.42
                                                                                                                ----------------
                                                                                                                ----------------

DISTRIBUTION

              ESC Small Cap
              Avg Net Assets          Small Cap BPS          ESC Small Cap Fee       Small Cap Fee              Difference
              ----------------------- ---------------------- -------------------------------------------------------------------
Investor*              96,628,553.00                  0.50%         241,928.00            483,142.77                 241,214.77

Flex                   28,483,222.00                  1.00%         213,957.00            284,832.22                  70,875.22
Total
                                                                                                                 ----------------
                                                                                                                     312,089.99
                                                                                                                 ----------------
                                                                                                                 ----------------

T/A FEES

ADMINISTRATION

              ESC Small Cap
              Avg Net Assets          Small Cap BPS          ESC Small Cap Fee       Small Cap Fee              Difference
              ----------------------- ---------------------- -------------------------------------------------------------------
              ----------------------- ---------------------- -------------------------------------------------------------------
                      125,111,776.00                  0.07%         222,498.00              87,578.24               -134,919.76
                                                                                                                ----------------
                                                                                                                    -134,919.76
                                                                                                                 ----------------
                                                                                                                 ----------------

and allocated pro-rata amongst the funds.

ADVISORY & 12B-1 WAIVERS

              Advisory                                                         12b-1 INVESTOR            12b-1 FLEX
Total Expenses                        3,030,000   Adj Total Exp Bps                      1.294%               1.294%
Less Class Specific                    -864,000   T/A Fee                                 48000                21000
Fund Expenses                         2,166,000   T/A Bps                                0.050%               0.071%
Avg Net Assets                      167,326,000   12b-1 Fee Bps                          0.500%               1.000%
Fund Expenses BPS                        1.294%   Advisory Waiver                        0.099%               0.099%
Trust Class T/A Fee BPS                  0.005%   Net Exp Before W                       1.745%               2.266%
Adj Total Expenses BPS                   1.299%   Base Cap                               1.550%               2.250%
Less Base Cap                           -1.200%   12b-1 Waiver Bps                       0.195%               0.016%
Advisory Waiver BPS                      0.099%   12b-1 Waiver                       188,401.29             4,743.76
Advisory Waiver                         165,952

Avg Net Assets

                                 TOTAL                     TRUST                   INVESTOR                  FLEX
Trust Sunbelt                                 0                         0
Investor ESC                      96,628,553.00                                      96,628,553
Flex ESC                          28,483,222.00                                                           28,483,222
Trust Small Cap                      25,835,862                25,835,862
Flex Small Cap                        1,235,687                                                            1,235,687
                            --------------------  ------------------------------------------------------------------
                                    152,183,324                25,835,862            96,628,553           29,718,909
                            --------------------  ------------------------------------------------------------------
                            --------------------  ------------------------------------------------------------------

                                    Exp Proj


Fee Table                                            Year
Fund:                                                 1                 507
  A= Sales Load                                       2
  B= Total fund operating expenses                    3                 787
  C= Redemption fee                                   4
  D= Years CDSC is applicable                         5                1087
Actuals                                               6
  A=            3.75%                                 7
  B=            1.35%                                 8
  C=            0.00%                                 9
  D=                -                                 10               1938


                                                      5%
                                                     less
            Amount      Sales      Beginning       Expense        Ending      Average       Expense         Annual
  Year     Invested   -  Load  =     Value     +    Ratio    =     Value       Value    x    Ratio    =    Expenses
       1       10000       375            9625        351.31        9976.31    9800.656         1.35%          132.31
       2                              9976.313        364.14       10340.45    10158.38         1.35%          137.14
       3                              10340.45        377.43       10717.87    10529.16         1.35%          142.14
       4                              10717.87        391.20       11109.08    10913.48         1.35%          147.33
       5                              11109.08        405.48       11514.56    11311.82         1.35%          152.71
       6                              11514.56        420.28       11934.84     11724.7         1.35%          158.28
       7                              11934.84        435.62       12370.46    12152.65         1.35%          164.06
       8                              12370.46        451.52       12821.98    12596.22         1.35%          170.05
       9                              12821.98        468.00       13289.99    13055.98         1.35%          176.26
      10                              13289.99        485.08       13775.07    13532.53         1.35%          182.69

                                    Exp Proj


                                              Total
                                             Amounts
           Aggregate        Redemption       for Fee
  Year      Expenses   +       Fee       =    Table
       1        507.31              0.00        507.31
       2        137.14              0.00        644.45
       3        142.14              0.00        786.59
       4        147.33              0.00        933.92
       5        152.71              0.00       1086.63
       6        158.28              0.00       1244.92
       7        164.06              0.00       1408.98
       8        170.05              0.00       1579.03
       9        176.26              0.00       1755.28
      10        182.69              0.00       1937.97

                                    STI FUNDS

                 FUND                    NET ASSETS (000'S)        NAV       SHARES (000'S)
--------------------------------         ------------------        ---       --------------
STI SMALL CAP GROWTH EQUITY
Trust Class                                        206,080,503       16.23         12,700,058       16.226738
Investor Shares*                                    12,481,849       16.52            755,473       16.521900
Flex Shares                                          6,926,039       16.04            431,730       16.042510
Total                                              225,488,391                     13,887,261
----------------------------------------------------------------------------------------------
ESC STRATEGIC SMALL CAP
Class A                                             45,102,729       16.95          2,660,246       16.954344
Class D                                             14,397,619       16.56            869,339       16.561562
Total                                               59,500,348                      3,529,586
----------------------------------------------------------------------------------------------
COMBINED FUNDS
Trust Shares                                       206,080,503       16.23      12,700,057.54       16.226738
Investor Shares*                                    57,584,578       16.52       3,485,662.43       16.520412
Flex Shares                                         21,323,658       16.04       1,329,337.57       16.040815
Total                                              284,988,739                     17,515,058
----------------------------------------------------------------------------------------------

*This includes Investor class numbers from 12/13/99 (the date the class opened).

                 FUND                    NET ASSETS (000'S)        NAV       SHARES (000'S)
--------------------------------         ------------------        ---       --------------
STI SMALL CAP GROWTH EQUITY
Trust Class                                        206,080,503       16.23         12,700,058       16.226738
Investor Shares*                                    12,481,849       16.52            755,473       16.521900
Flex Shares                                          6,926,039       16.04            431,730       16.042510
Total                                              225,488,391                     13,887,261
----------------------------------------------------------------------------------------------
ESC STRATEGIC SMALL CAP II
Class A                                             10,581,977       10.21          1,036,008       10.214186
Class D                                              5,262,760       10.09            521,754       10.086677
Total                                               15,844,737                      1,557,761
----------------------------------------------------------------------------------------------
COMBINED FUNDS
Trust Shares                                       206,080,503       16.23      12,700,057.54       16.226738
Investor Shares*                                    23,063,826       16.52       1,396,028.52       16.521028
Flex Shares                                         12,188,799       16.04         759,832.65       16.041426
Total                                              241,333,128                     14,855,919
----------------------------------------------------------------------------------------------

*This includes Investor class numbers from 12/13/99 (the date the class opened).

                 FUND                    NET ASSETS (000'S)        NAV       SHARES (000'S)
--------------------------------         ------------------        ---       --------------
STI INTERNATIONAL EQUITY
Trust Class                                        563,543,423       13.30         42,362,691       13.302824
Investor Shares                                     13,209,257       13.19          1,001,173       13.193777
Flex Shares                                         15,294,295       12.81          1,193,659       12.812954
Total                                              592,046,975                     44,557,523
----------------------------------------------------------------------------------------------
ESC STRATEGIC INTERNATIONAL
Class A                                              6,020,136        9.25            650,674        9.252152
Class D                                              1,497,878        8.87            168,965        8.865025
Total                                                7,518,015                        819,639
----------------------------------------------------------------------------------------------
COMBINED FUNDS
Trust Shares                                       563,543,423       13.30         42,362,691       13.302824
Investor Shares                                     19,229,394       13.19          1,457,590       13.192594
Flex Shares                                         16,792,173       12.81          1,310,589       12.812690
Total                                              599,564,990                     45,130,870
----------------------------------------------------------------------------------------------

                 FUND                    NET ASSETS (000'S)        NAV       SHARES (000'S)
--------------------------------         ------------------        ---       --------------
STI GROWTH AND INCOME
Trust Class                                        679,408,422       15.36         44,243,039       15.356279
Investor Shares                                     38,878,160       15.47          2,512,324       15.474978
Flex Shares                                         49,931,771       15.33          3,256,380       15.333521
Total                                              768,218,353                     50,011,743
----------------------------------------------------------------------------------------------
ESC STRATEGIC APPRECIATION
Class A                                             13,084,430       10.45          1,252,499       10.446658
Class D                                              3,574,626       10.09            354,329       10.088435
Total                                               16,659,056                      1,606,828
----------------------------------------------------------------------------------------------
COMBINED FUNDS
Trust Shares                                       679,408,422       15.36         44,243,039       15.356279
Investor Shares                                     51,962,590       15.47          3,358,118       15.473724
Flex Shares                                         53,506,397       15.33          3,489,559       15.333286
Total                                              784,877,409                     51,090,715
----------------------------------------------------------------------------------------------

                               Pro Forma Combining Statement of Operations
                                        Period Ended May 31, 1999

                                                                                                                Pro Forma Combined
                                                                         ESC Strategic                                STI Classsic
                                                                         Income Fund     Combined    Adjustments  High Income Fund
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
                Interest income                                      $       1,149   $      1,149                 $        1,149
                Dividend income                                                 25             25                             25
----------------------------------------------------------------------------------------------------------------------------------
                               Total investment income                       1,174          1,174                          1,174
----------------------------------------------------------------------------------------------------------------------------------
EXPENSES:                                                                                                                      -
                Investment advisory fees                                       167            167           (34)             133
                Trustees' fees                                                   2              2                              2
                Administrative personnel and services fees                      62             62           (50)              12
                Custodian and recordkeeping fees and expenses                    6              6           -11                6
                Transfer Agent Fees                                             25             25                             14
                Transfer Agent Fees-Flex Shares                                                 -                              -
                Transfer Agent Out of Pocket Fees                                               -                              -
                Fund share registration costs                                                   -                              -
                Auditing fees                                                   16             16                             16
                Legal fees                                                       6              6                              6
                Printing and postage                                                            -                              -
                Insurance premiums                                                              -                              -
                Distribution services fees-Investor Shares                      40             40           (40)               -
                Distribution services fees-Flex Shares                           5              5           117              122
                Amortization of deferred organizational costs                    8              8                              8
                Miscellaneous                                                   38             38                             38
----------------------------------------------------------------------------------------------------------------------------------
                               Total expenses                                  375            375           (18)             357
----------------------------------------------------------------------------------------------------------------------------------
Deduct-                                                                                                                        0
                Waiver of investment advisory fees                            (53)            (53)                           (98)
                Waiver of distribution services fees-Investor Shares                            -                              -
                Waiver of distribution services fees-Flex Shares                                -                            (25)
----------------------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                                  322             322                            234
----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                  852             852                            940
----------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments:                                                                            0
Net realized gain (loss) on investments (identified cost basis)                58              58                             58
Net change in unrealized appreciation (depreciation) on investments          (194)           (194)                          (194)
----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                       (136)           (136)                          (136)
----------------------------------------------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                       $        716             716                            804
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

              Pro Forma Statement of Assets and Liabilities (Unaudited)
                            STI Classic High Income Fund
                                 March 31, 1999
                                      (000)

                                                                                                                Pro Forma Combined
                                                                                         ESC                     STI Classic Funds
                                                                                      Strategic       Pro Forma   Small Cap Growth
                                                                                    Income Fund      Adjustments       Stock Fund
ASSETS
 Total Investments at Market Value (Cost $7,666 and
 $7,666)                                                                                $  7,665                         $7,665
 Cash                                                                                                                         0
 Accrued Income                                                                              192                            192
 Receivables for Investment Securities Sold                                                    0                              0
 Receivables for Capital Shares Sold                                                           0                              0
 Other Receivables                                                                             0                              0
 Other Assets                                                                                  6                              6
                                                                -------------       -------------                ---------------
 Total Assets                                                                              7,863                          7,863
                                                                -------------       -------------                ---------------

LIABILITIES
 Accrued Expenses                                                                           (32)                           (32)
 Income distribution payable                                                                (53)                           (53)
 Payable for Investment Securities Purchased                                                                                 0
 Payable for Capital Shares Redeemed                                                                                         0

                                                                -------------       -------------                ---------------
 Total Liabilities                                                                          (85)                           (85)
                                                                -------------       -------------                ---------------

                                                                                           7,778                          7,778
NET ASSETS
 Portfolio shares of the Trust Class (unlimited
 authorization - no par value) based on (0,
 0, 0) outstanding shares of beneficial interest                                                                              0

 Portfolio shares of the Investor Class (unlimited
 authorization - no par value) based on (0, 740,
 072, 0) outstanding shares of beneficial
 interest                                                                                  7,289        (7,289)               0

 Portfolio shares of the Flex Class (unlimited
 authorization - no par value) based on (55,694,
 796,163) outstanding shares of beneficial
 interest                                                                                    543         7,289            7,832

 Undistributed net investment income                                                         (53)                           (53)

 Accumulated net realized gain (loss) on investments                                           0                              0

 Net unrealized appreciation on investments                                                   (1)                            (1)
                                                                -------------       -------------                ---------------

 Total Net Assets                                                                         $7,778                          $7,778
                                                                -------------       -------------   ----------   ---------------
                                                                -------------       -------------   ----------   ---------------
 Net Asset Value, Offering and Redemption Price Per
 Share - Trust Shares
                                                                -------------       -------------                ---------------
                                                                -------------       -------------                ---------------
 Net Asset Value and Redemption Price Per
 Share - Investor Shares                                                                   $9.77
                                                                                    -------------                ---------------
                                                                                    -------------                ---------------

 Maximum Offering Price Per Share - Investor Shares                                       $10.23
                                                                                    -------------                ---------------
                                                                                    -------------                ---------------

 Net Asset Value and Redemption Price Per
 Share - Flex Shares                                                                       $9.84
                                                                -------------       -------------                ---------------
                                                                -------------       -------------                ---------------
 Maximum Offering Price Per Share - Flex Shares                                            $9.99
                                                                -------------       -------------                ---------------
                                                                -------------       -------------                ---------------
 Net Asset Value, Offering and Redemption
 Price Per Share -Flex Shares                                                                                              $9.84
                                                                -------------       -------------                ---------------
                                                                -------------       -------------                ---------------
                                                                                           $7,778                         $7,778
                                                                -------------       -------------                ---------------
                                                                -------------       -------------                ---------------

                                  Adjustments

                            ADJUSTMENTS TO FINANCIALS

FUNDSHARE

                Esc Income NA           High Income NAV        Adjusted Shares       STI Shares               Combined
Trust                 0.00                    0.00                   #DIV/0!                        0        #DIV/0!

Investor          7,230,434.00                9.77                   740,065                        0          740,072

Flex               548,012.00                 9.77                   56,091                         0           56,091
                                                                                                      -----------------
                                                                                                               796,163
                                                                                                      -----------------
                                                                                                      -----------------


ADVISORY FEE

              ESC Income Fund
              ----------------------
              Avg Net Assets         High Income BPS        ESC Income Fund         STI High Income           Difference
              ---------------------- ---------------------- ----------------------------------------------------------------
                      16,695,685.00             0.80%              167,336.00              133,565.48            -33,770.52
                      16,695,685.00             0.65%              167,336.00              108,521.95            -58,814.05
                                                                                    ----------------------------------------
                                                                                            25,043.53            -33,770.52
                                                                                    ----------------------------------------
                                                                                    ----------------------------------------

DISTRIBUTION

              ESC Income Fund
              ----------------------
              Avg Net Assets         High Income BPS        ESC Income Fund         STI High Income           Difference
              ---------------------- ---------------------- ----------------------------------------------------------------
Flex                  16,695,685.00              1.00%              45,452.00              166,956.85            121,504.85
Total
                                                                                                           -----------------
                                                                                                                  121,504.85
                                                                                                           -----------------
                                                                                                           -----------------

T/A FEES

ADMINISTRATION

              ESC Income Fund
              ----------------------
              Avg Net Assets         High Income BPS        ESC Income Fund         STI High Income           Difference
              ---------------------- ---------------------- ----------------------------------------------------------------
                      16,695,685.00              0.07%               62,048.00              11,686.98            -50,361.02
                                                                                                          ------------------
                                                                                                                 -50,361.02
                                                                                                          ------------------
                                                                                                          ------------------

and allocated pro-rata amongst the funds.

ADVISORY & 12B-1 WAIVERS

              Advisory                                                                      12b-1 FLEX
Total Expenses                                      357,000    Adj Total Exp Bps                          2.138%
Less Class Specific                                            Incremental adv w                          25,044
Fund Expenses                                       357,000
Avg Net Assets                                   16,695,685    12b-1 Fee Bps                              0.000%
Fund Expenses BPS                                    2.138%    Advisory Waiver                            0.150%
Trust Class T/A Fee BPS                                        Net Exp Before W                           1.988%
Adj Total Expenses BPS                               2.138%    Base Cap                                   1.400%
Less Base Cap                                       -1.400%    12b-1 Waiver Bps                           0.588%
Advisory Waiver BPS                                  0.150%    12b-1 Waiver                            98,216.88
Advisory Waiver                                      25,044
ADJ to 65 BPS                                        25,044


Avg Net Assets

                                             TOTAL                    TRUST                  INVESTOR                  FLEX
Flex Income Fund                              16,695,685.00                                                            16,695,685
                                      ---------------------- ---------------------------------------------------------------------
STI High Income Flex                             16,695,685                        0                         0         16,695,685
                                      ---------------------- ---------------------------------------------------------------------
                                      ---------------------- ---------------------------------------------------------------------

Fee Table                                            Year
Fund:                                                 1                 507
  A= Sales Load                                       2
  B= Total fund operating expenses                    3                 787
  C= Redemption fee                                   4
  D= Years CDSC is applicable                         5                1087
Actuals                                               6
  A=            3.75%                                 7
  B=            1.35%                                 8
  C=            0.00%                                 9
  D=                -                                 10               1938

                                                      5%
                                                     less
            Amount      Sales      Beginning       Expense        Ending      Average       Expense         Annual
  Year     Invested   -  Load  =     Value     +    Ratio    =     Value       Value    x    Ratio    =    Expenses
       1        10000      375            9625        351.31        9976.31    9800.656         1.35%          132.31
       2                              9976.313        364.14       10340.45    10158.38         1.35%          137.14
       3                              10340.45        377.43       10717.87    10529.16         1.35%          142.14
       4                              10717.87        391.20       11109.08    10913.48         1.35%          147.33
       5                              11109.08        405.48       11514.56    11311.82         1.35%          152.71
       6                              11514.56        420.28       11934.84     11724.7         1.35%          158.28
       7                              11934.84        435.62       12370.46    12152.65         1.35%          164.06
       8                              12370.46        451.52       12821.98    12596.22         1.35%          170.05
       9                              12821.98        468.00       13289.99    13055.98         1.35%          176.26
      10                              13289.99        485.08       13775.07    13532.53         1.35%          182.69

                                               Total
                                              Amounts
            Aggregate        Redemption       for Fee
  Year       Expenses   +       Fee       =    Table
       1         507.31              0.00        507.31
       2         137.14              0.00        644.45
       3         142.14              0.00        786.59
       4         147.33              0.00        933.92
       5         152.71              0.00       1086.63
       6         158.28              0.00       1244.92
       7         164.06              0.00       1408.98
       8         170.05              0.00       1579.03
       9         176.26              0.00       1755.28
      10         182.69              0.00       1937.97

                                    STI FUNDS

                 FUND                      NET ASSETS (000'S)     NAV      SHARES (000'S)
---------------------------------          ------------------     ---      --------------
STI SMALL CAP GROWTH EQUITY
Trust Class                                        206,080,503    16.23         12,700,058      16.226738
Investor Shares                                            -        -                  -          #DIV/0!
Flex Shares                                          6,926,039    16.04            431,730      16.042510
Total                                              213,006,542                  13,131,788
-------------------------------------------------------------------------------------------
ESC STRATEGIC SMALL CAP
Class A                                             45,102,729    16.95          2,660,246      16.954344
Class D                                             14,397,619    16.56            869,339      16.561562
Total                                               59,500,348                   3,529,586
-------------------------------------------------------------------------------------------
COMBINED FUNDS
Trust Shares                                       206,080,503    16.23      12,700,057.54      16.226738
Investor Shares                                     45,102,729    16.23       2,778,972.85      16.230000
Flex Shares                                         21,323,658    16.04       1,329,337.57      16.040815
Total                                              272,506,890                  16,808,368
-------------------------------------------------------------------------------------------

                 FUND                    NET ASSETS (000'S)      NAV      SHARES (000'S)
---------------------------------        ------------------      ---      --------------
STI SMALL CAP GROWTH EQUITY
Trust Class                                        206,080,503    16.23         12,700,058      16.226738
Investor Shares                                              -        -                  -        #DIV/0!
Flex Shares                                          6,926,039    16.04            431,730      16.042510
Total                                              213,006,542                  13,131,788
-------------------------------------------------------------------------------------------
ESC STRATEGIC SMALL CAP II
Class A                                             10,581,977    10.21          1,036,008      10.214186
Class D                                              5,262,760    10.09            521,754      10.086677
Total                                               15,844,737                   1,557,761
-------------------------------------------------------------------------------------------
COMBINED FUNDS
Trust Shares                                       206,080,503    16.23      12,700,057.54      16.226738
Investor Shares                                     10,581,977    16.23         652,001.06      16.230000
Flex Shares                                         12,188,799    16.04         759,832.65      16.041426
Total                                              228,851,279                  14,111,891
-------------------------------------------------------------------------------------------

                 FUND                    NET ASSETS (000'S)      NAV      SHARES (000'S)
---------------------------------        ------------------      ---      --------------
STI INTERNATIONAL EQUITY
Trust Class                                        563,543,423    13.30         42,362,691      13.302824
Investor Shares                                     13,209,257    13.19          1,001,173      13.193777
Flex Shares                                         15,294,295    12.81          1,193,659      12.812954
Total                                              592,046,975                  44,557,523
-------------------------------------------------------------------------------------------
ESC STRATEGIC INTERNATIONAL
Class A                                              6,020,136     9.25            650,674       9.252152
Class D                                              1,497,878     8.87            168,965       8.865025
Total                                                7,518,015                     819,639
-------------------------------------------------------------------------------------------
COMBINED FUNDS
Trust Shares                                       563,543,423    13.30         42,362,691      13.302824
Investor Shares                                     19,229,394    13.19          1,457,590      13.192594
Flex Shares                                         16,792,173    12.81          1,310,589      12.812690
Total                                              599,564,990                  45,130,870
-------------------------------------------------------------------------------------------

                 FUND                    NET ASSETS (000'S)      NAV      SHARES (000'S)
---------------------------------        ------------------      ---      --------------
STI GROWTH AND INCOME
Trust Class                                        679,408,422    15.36         44,243,039      15.356279
Investor Shares                                     38,878,160    15.47          2,512,324      15.474978
Flex Shares                                         49,931,771    15.33          3,256,380      15.333521
Total                                              768,218,353                  50,011,743
-------------------------------------------------------------------------------------------
ESC STRATEGIC APPRECIATION
Class A                                             13,084,430    10.45          1,252,499      10.446658
Class D                                              3,574,626    10.09            354,329      10.088435
Total                                               16,659,056                   1,606,828
-------------------------------------------------------------------------------------------
COMBINED FUNDS
Trust Shares                                       679,408,422    15.36         44,243,039      15.356279
Investor Shares                                     51,962,590    15.47          3,358,118      15.473724
Flex Shares                                         53,506,397    15.33          3,489,559      15.333286
Total                                              784,877,409                  51,090,715
-------------------------------------------------------------------------------------------


                                                                          -------------------------------
                                                                                  STI Small Cap
                                                                                Growth Stock Fund
-----------------------------------------------------------------------------------------------------------
                                                                           Shares / Face
Security                                                                       Amount         Value (000)
-----------------------------------------------------------------------------------------------------------
Common Stocks--98.5%

Basic Materials--8.9%

Alpha Industries*                                                                   23,000           801
Astec Industries*                                                                   23,660           884
Bel Fuse, Cl A*                                                                     25,800           851
Boise Cascade                                                                       37,000         1,466
Centex Construction Products                                                        23,020           826
Dal-Tile International, Inc.*
Florida Rock Industries                                                             10,000           399
Granite Construction                                                                24,000           673
International Comfort Products Corp.*
Jacobs Engineering Group*                                                           10,300           383
LTV                                                                                 45,000           276
NCI Building Systems*                                                               47,570         1,201
Nordson Corp.
Pameco Corp.*
Quanex Corp.
Solutia                                                                             35,000           785
Stillwater Mining*                                                                  36,500         1,166
US Liquids*                                                                         20,900           376
U.S. Plastic Lumber*                                                                90,000           816

Total Basic Materials                                                                             10,903

Capital Goods--17.5%

AFC Cable Systems*                                                                  37,085         1,275
American Woodmark                                                                   18,000           664
Anaren Microwave*                                                                   38,400           823
Avondale Industries*                                                                20,000           730
Borg-Warner Automotive                                                              13,000           721
Briggs & Stratton                                                                   11,800           737
Compucom Systems, Inc.*
Concord Communications*                                                             21,000           934
Corsair Communications*                                                             20,000            91
Crane                                                                               15,000           451
DM Management*                                                                      25,000           403
Dycom Industry*                                                                     29,475         1,422
Elcor                                                                               19,130           772
Elder-Beerman Stores Corp.*
Electro Scientific Industries, Inc.*
Genesis Microchip*                                                                  58,100         1,053
Group Maintenance America Corp.*
Intervoice*                                                                         93,000         1,035
Kellstrom Industries*                                                               14,000           254
Kulicke & Soffa Industries, Inc.*
Manitowoc                                                                           20,723           705
Miami Computer Supply*                                                              39,550           744
Mobile Mini*                                                                        68,000           897
Motivepower Industries*                                                             27,150           460
National R.V. Holdings*                                                             31,470           808
Navistar International*                                                             30,000         1,481
Newpark Resources, Inc.*
PCD, Inc.*
Plexus Corp.*
Power-One, Inc.*
Regis Corp.
Safety Kleen Corp.*
Simpson Manufacturing*                                                              19,500           865
Sps Technologies*                                                                   12,070           511
Syncor International*                                                               32,000         1,088
Transwitch*                                                                         27,500         1,272
UNIFAB International*                                                               49,000           505
United Stationers*                                                                  33,000           619
Universal Corp.                                                                     15,000           392
USG                                                                                  7,775           440
Varian Medical Associates*                                                          15,000           282
Varlen                                                                              39,176         1,479
Wackenhut Corp., Class B
Whole Foods Market, Inc.*(a)

Total Capital Goods                                                                               23,913

Communication Services--1.9%

Broadvision*                                                                        20,000         1,040
Flashnet Communications *                                                           11,000           217
Genesys Telecom Labs*                                                               52,000         1,202
Gilat Communications Limited*                                                       54,500           804
Polycom*                                                                            61,695         1,581

Total Communication Services                                                                       4,844

Consumer Cyclicals--24.1%

Aaron Rents, Inc.
American Eagle Outfitters*                                                          27,000         1,102
Analytical Surveys*                                                                 25,500           625
Ann Taylor Stores*                                                                  26,500         1,144
Arvin Industries                                                                    23,000           903
Benchmark Electronics, Inc.*
Brinker International*                                                              22,985           645
Buckle*                                                                             54,865         1,519
Cash America International, Inc.
CDW Computer Centers*                                                               19,000           826
Centex                                                                              18,000           667
Chattem, Inc.*
Chicos*                                                                             50,000         1,134
Claire's Stores                                                                     35,000         1,024
Consolidated Graphics*                                                              16,310           752
Copart, Inc.
Cost Plus *                                                                         25,000           934
Craftmade International                                                             46,640           624
Cutter & Buck*                                                                      25,760           763
DR Horton                                                                           75,800         1,289
Delia's*                                                                            19,000           252
Dollar Tree Stores*                                                                 29,000           975
Empi*                                                                               12,000           294
First Years                                                                         24,010           384
Foodmaker*                                                                          20,000           540
Fossil*                                                                             32,530         1,364
Gentex*                                                                             27,000           811
Jakks Pacific *                                                                     30,000           831
K-Swiss, Cl A                                                                       46,740         2,682
Kroll-O'Gara Co.*
La-Z-Boy                                                                            26,800           533
Labor Ready*                                                                        29,500         1,051
Liberty Property Trust                                                              25,270           610
Mohawk Industries*                                                                  36,115         1,052
Monaco Coach*                                                                       37,510         1,125
Movado Group                                                                         9,175           221
Oshkosh B'gosh, Cl A                                                                16,655           327
Oshkosh Truck                                                                        6,000           238
Pre Paid Legal Services*                                                            10,000           266
Programmer's Paradise *                                                              8,000            86
Quiksilver*                                                                         34,000           969
Racing Champions*                                                                   64,000         1,096
Rare Hospitality International*                                                     24,000           552
Rexall Sundown, Inc.*
Salton/Maxim Housewares                                                             21,500           919
Sonic Automotive, Inc.*
Southdown                                                                           24,900         1,578
Speedway Motorsports, Inc.*
Standard Pacific                                                                    54,145           711
Steven Madden Ltd*                                                                  81,365           870
Superior Industries International                                                   27,000           673
Tarrant Apparel Group*                                                              33,330         1,010
Triumph Group*                                                                      23,395           716
United Natural Foods, Inc.*
Urs*                                                                                28,325           697
Wet Seal, Cl A*                                                                     17,000           472
Wynn's International, Inc.
Winnebago Industries                                                                54,000           891
Worthington Foods, Inc.
Zale*                                                                               28,000         1,080

Total Consumer Cyclicals                                                                          39,827

Consumer Staples--3.0%

Canandaigua Wine, Cl A*                                                             13,100           652
Earthgrains                                                                         20,000           469
Flowers Industries                                                                  44,600           992
Mail-Well*                                                                          65,000           963
Papa John's International*                                                          38,900         1,537
Rent-A-Center *                                                                     35,000           903
Smithfield Foods*                                                                   43,000         1,148
Suiza Foods*                                                                        25,000           916

Total Consumer Staples                                                                             7,580

Energy--2.3%

Eagle Geophysical *                                                                  1,280             4
National-Oilwell, Inc.*
Oceaneering International*                                                          50,000           772
Rowan Cos., Inc.*
Santa Fe Snyder Corp*                                                               80,000           680
Seacor Holdings*                                                                     3,000           149
Seitel*                                                                             40,000           632
Transocean Offshore                                                                 61,800         1,522
Veritas DGC, INC.*

Total Energy                                                                                       3,759

Financials--7.2%

Allied Capital Corp.
American Heritage                                                                   39,300           914
Amerin*                                                                             21,057           566
Amresco, Inc.*(a)
Annuity & Life Re Holdings                                                          12,000           309
Bank of Commerce/San Diego                                                          16,000           312
Corporate Executive Board*                                                          17,000           498
Cullen/Frost Bankers                                                                 9,550           537
Dime Community Bancorp                                                              35,200           779
Doral Financial                                                                     42,000           709
E.W. Blanch Holdings                                                                16,900         1,082
Enhance Financial Services Group                                                    30,000           587
Financial Security Assurance  Holdings                                               7,385           419
Finova Group, Inc.
FPIC Insurance Group, Inc.*
Fremont General                                                                     55,000         1,165
Investment Technology Group*                                                        16,881           748
NVR*                                                                                13,975           673
PFF Bancorp*                                                                        32,000           580
Pilgrim America Cap Corp*                                                           19,600           390
Protective Life                                                                     38,000         1,375
Ryland Group                                                                        16,165           450

Total Financials                                                                                  12,093

Health Care--9.0%

Alpharma, Cl A                                                                      24,000           640
Barr Laboratories*                                                                  18,475           609
Biomatrix*                                                                          28,000           857
Capital Senior Living*                                                              70,000           761
Colorado Medtech*                                                                   65,340           923
D&K Healthcare Resources*                                                           24,400           576
Dura Pharmaceuticals, Inc.*
Endosonics Corp.*
Interim Services*                                                                   35,000           763
Ivax*                                                                               40,000           537
Laser Vision Centers*                                                               15,000           855
Liposome*                                                                           78,000         1,116
Meditis Pharmaceutical Corp., Class A*
Natrol, Inc.*
Optical Coating Laboratories                                                         3,000           195
Osteotech*                                                                          23,917           849
Rehabcare Group*                                                                    33,000           710
Res-Care Inc.*
Resmed*                                                                             43,000         1,207
Roberts Pharmaceutical*                                                             63,000         1,197
Steris*                                                                             25,000           414
Trigon Healthcare*                                                                  15,000           572
Twinlab Corp.*
United Payors & United Providers, Inc.*
Varian                                                                              15,000           150

Total Health Care                                                                                 12,931

Real Estate--2.0%

Intrawest Corp.
Prison Realty Corp.

Total Real Estate

Technology--17.9%

Activision, Inc.*
ADE Corp.*
American Management Systems*                                                        25,000           794
Apex PC Solutions, Inc.*
Armor Holdings, Inc. Delaware*
Asyst Technologies, Inc.*
Business Objects ADR*                                                               30,000           862
Checkpoint Software*                                                                20,000           885
Ciber*                                                                              52,230         1,120
CMI Corp., Class A
Commscope*                                                                          50,000         1,313
Computer Network Technology*                                                        29,000           732
Cordant Technologies                                                                18,000           873
Cybex Computer Products*                                                            61,944         1,405
Datastream Systems, Inc.*
Electronic Arts*                                                                    16,000           783
Fair Isaac                                                                           5,000           164
FEI CO.*
Flextronics International*                                                           7,000           350
4front Technologies*                                                                60,000           600
Henry (Jack) & Associates                                                            7,000           247
Herley Industries *                                                                 52,000           673
Hyperion Telecommunications, Cl A*                                                  60,000         1,013
Insight Enterprises*                                                                38,557           978
Javelin Systems *                                                                   60,000           776
Kronos*                                                                             29,200         1,081
Landmark Systems*                                                                   24,000           231
Mastech*                                                                            62,900         1,207
Maxtor Corp.*
Metamor Worldwide*                                                                  27,000           739
Micros Systems*                                                                     40,000         1,250
Overland Data *                                                                     65,000           423
Pinnacle Systems*                                                                   19,000           984
Perot Systems, Cl A*                                                                14,800           401
Powerhouse Technologies*                                                            15,000           278
Power Intergrations, Inc.*
Progress Software*                                                                  66,930         1,744
Quantum*                                                                            20,000           396
Sunquest*                                                                           44,000           578
Sybase*                                                                             55,000           533
Sykes Enterprises*                                                                  10,435           325
T-HQ*                                                                               46,290         1,091
Talk.com *                                                                          25,000           259
Technomatrix Technologies*                                                          51,000           854
Timberline Software                                                                 54,000           918
USWeb*                                                                              25,000           634
Varian Semiconductor Equipment*                                                     15,000           187
Xircom*                                                                             52,000         1,313
Zebra Technologies Corp.*
Zomax*                                                                              41,000         1,081

Total Technology                                                                                  30,075

Transportation--3.9%

Aeroflex*                                                                           61,000           888
Alaska Airgroup*                                                                    10,000           415
American Freightways*                                                               82,500         1,444
Amtran Inc*                                                                         14,525           341
Atlas Air*                                                                          48,000         1,290
Eagle USA Airfreight*                                                                9,000           424
Forward Air*                                                                        10,000           274
Frontier Airlines*                                                                  62,000           961
Landstar System*                                                                    10,000           376
Skywest                                                                             38,680           899
Swift Transportation*                                                               45,000           823
USFreightways                                                                       43,300         1,706

Total Transportation                                                                               9,841

Utilities--0.8%

El Paso Electric*                                                                   80,000           685
Kinder Morgan Energy Partners                                                       18,000           671
Public Service of New Mexico                                                        20,000           415
Public Service of North Carolina                                                     5,000           145

Total Utilities                                                                                    1,916

Total Common Stocks (Cost $241,425)                                                              157,682

Floating Rate Note--1.0%

Merrill Lynch & Co., 5.40%, 2/28/2000, MTN

Total Floating Rate Note (Cost $2,500)

Repurchase Agreements--5.7%

Morgan Stanley 4.80%, dated 05/28/99, matures 06/01/99, repurchase price $4,658,357 (collateralized by various FNMA obligations: total
     market value $4,767,582)                                                        4,656         4,656
Lehman Brothers Triparty Agreement 5.25%, 4/1/1999

Total Repurchase Agreements (Cost $14,624)

CASH SWEEP ACCOUNT-1.6%

Union Bank of California

Total Cash Sweep Account(Cost $4,180)

Total Investments--106.8%  (Cost $262,729)                                                       162,338

Other Assets and Liabilities, Net---(6.8%)                                                        (3,890)

Total Net Assets--100.0%                                                                         158,448



                                                                          --------------------------------
                                                                                   ESC Strategic
                                                                                     Small Cap
-----------------------------------------------------------------------------------------------------------
                                                                           Shares / Face
Security                                                                        Amount          Value (000)
-----------------------------------------------------------------------------------------------------------
Common Stocks--98.5%

Basic Materials--8.9%

Alpha Industries*
ASTEC INDUSTRIES*                                                                  150,000          4,631
Bel Fuse, Cl A*
Boise Cascade
Centex Construction Products
Dal-Tile International, Inc.*                                                      204,800          1,856
Florida Rock Industries
Granite Construction
International Comfort Products Corp.*                                              301,100          2,371
Jacobs Engineering Group*
LTV
NCI Building Systems*
Nordson Corp.                                                                       20,000          1,115
Pameco Corp.*                                                                      113,700            654
Quanex Corp.                                                                        75,000          1,163
Solutia
Stillwater Mining*
US Liquids*
U.S. Plastic Lumber*

Total Basic Materials                                                                              11,790

Capital Goods--17.5%

AFC Cable Systems*
American Woodmark
Anaren Microwave*
Avondale Industries*
Borg-Warner Automotive
Briggs & Stratton
Compucom Systems, Inc.*                                                            311,000            914
Concord Communications*
Corsair Communications*
Crane
DM Management*
Dycom Industry*
Elcor
Elder-Beerman Stores Corp.*                                                         55,000            474
Electro Scientific Industries, Inc.*                                                64,200          2,985
Genesis Microchip*
Group Maintenance America Corp.*                                                   180,000          2,048
Intervoice*
Kellstrom Industries*
Kulicke & Soffa Industries, Inc.*                                                  100,000          2,525
Manitowoc
Miami Computer Supply*
Mobile Mini*
Motivepower Industries*
National R.V. Holdings*
Navistar International*
Newpark Resources, Inc.*                                                           146,200          1,060
PCD, Inc.*                                                                         125,300          1,136
Plexus Corp.*                                                                       36,100          1,006
Power-One, Inc.*                                                                   193,000          1,303
Regis Corp.                                                                         90,000          2,396
Safety Kleen Corp.*                                                                100,000          1,325
Simpson Manufacturing*
Sps Technologies*
Syncor International*
Transwitch*
UNIFAB International*
United Stationers*
Universal Corp.
USG
Varian Medical Associates*
Varlen
Wackenhut Corp., Class B                                                           143,600          2,441
Whole Foods Market, Inc.*(a)                                                        37,200          1,279

Total Capital Goods                                                                                20,892

Communication Services--1.9%

Broadvision*
Flashnet Communications *
Genesys Telecom Labs*
Gilat Communications Limited*
Polycom*

Total Communication Services

Consumer Cyclicals--24.1%

Aaron Rents, Inc.                                                                  111,600          1,744
American Eagle Outfitters*
Analytical Surveys*
Ann Taylor Stores*
Arvin Industries
Benchmark Electronics, Inc.*                                                        83,600          2,508
Brinker International*
Buckle*
Cash America International, Inc.                                                   100,000          1,288
CDW Computer Centers*
Centex
Chattem, Inc.*                                                                      29,600            925
Chicos*
Claire's Stores
Consolidated Graphics*
Copart, Inc.                                                                       144,400          2,166
Cost Plus *
Craftmade International
Cutter & Buck*
DR Horton
Delia's*
Dollar Tree Stores*
Empi*
First Years
Foodmaker*
Fossil*
Gentex*
Jakks Pacific *
K-Swiss, Cl A
Kroll-O'Gara CU.*                                                                   67,800          1,839
La-Z-Boy
Labor Ready*
Liberty Property Trust
Mohawk Industries*
Monaco Coach*
Movado Group
Oshkosh B'gosh, Cl A
Oshkosh Truck
Pre Paid Legal Services*
Programmer's Paradise *
Quiksilver*
Racing Champions*
Rare Hospitality International*
Rexall Sundown, Inc.*                                                              100,000          1,919
Salton/Maxim Housewares*
Sonic Automotive, Inc.*                                                             70,000          1,085
Southdown
Speedway Motorsports, Inc.*                                                         61,700          2,545
Standard Pacific
Steven Madden Ltd*
Superior Industries International
Tarrant Apparel Group*
Triumph Group*
United Natural Foods, Inc.*                                                        100,000          2,338
Urs*
Wet Seal, Cl A*
Wynn's International, Inc.                                                         132,000          2,302
Winnebago Industries
Worthington Foods, Inc.                                                            105,666          1,202
Zale*

Total Consumer Cyclicals                                                                           21,861

Consumer Staples--3.0%

Canandaigua Wine, Cl A*
Earthgrains
Flowers Industries
Mail-Well*
Papa John's International*
Rent-A-Center *
Smithfield Foods*
Suiza Foods*

Total Consumer Staples

Energy--2.3%

Eagle Geophysical *
National-Oilwell, Inc.*                                                             90,000          1,041
Oceaneering International*
Rowan Cos., Inc.*                                                                   10,000            127
Santa Fe Snyder Corp*
Seacor Holdings*
Seitel*
Transocean Offshore
Veritas DGC, Inc.*                                                                  71,500          1,014

Total Energy                                                                                        2,182

Financials--7.2%

Allied Capital Corp.                                                               139,800          2,569
American Heritage
Amerin*
Amresco, Inc.*                                                                     100,000            769
Annuity & Life Re Holdings
Bank of Commerce/San Diego
Corporate Executive Board*
Cullen/Frost Bankers
Dime Community Bancorp
Doral Financial
E.W. Blanch Holdings
Enhance Financial Services Group
Financial Security Assurance  Holdings
Finova Group, Inc.                                                                  16,340            848
FPIC Insurance Group, Inc.*                                                         50,000          2,075
Fremont General
Investment Technology Group*
NVR*
PFF Bancorp*
Pilgrim America Cap Corp*
Protective Life
Ryland Group                                                                                        6,261

Total Financials

Health Care--9.0%

Alpharma, Cl A
Barr Laboratories*
Biomatrix*
Capital Senior Living*
Colorado Medtech*
D&K Healthcare Resources*
Dura Pharmaceuticals, Inc.*                                                        140,000          1,978
Endosonics Corp.*                                                                  130,000            845
Interim Services*
Ivax*
Laser Vision Centers*
Liposome*
Meditis Pharmaceutical Corp., Class A*                                              57,300          1,719
Natrol, Inc.*                                                                      120,000            728
Optical Coating Laboratories
Osteotech*
Rehabcare Group*
Res-Care Inc.*                                                                     100,000          2,256
Resmed*
Roberts Pharmaceutical*
Steris*
Trigon Healthcare*
Twinlab Corp.*                                                                     143,800          1,348
United Payors & United Providers, Inc.*                                             50,000          1,153
Varian

Total Health Care                                                                                  10,027

Real Estate--2.0%

Intrawest Corp.                                                                    183,700          3,099
Prison Realty Corp.                                                                111,750          1,949

Total Real Estate                                                                                   5,048

Technology--17.9%

Activision, Inc.*                                                                  130,000          1,609
ADE Corp.*                                                                         150,000          1,425
American Management Systems*
Apex PC Solutions, Inc.*                                                            55,000            767
Armor Holdings, Inc. Delaware*                                                     100,000          1,369
Asyst Technologies, Inc.*                                                          108,100          1,486
Business Objects ADR*
Checkpoint Software*
Ciber*
CMI Corp., Class A                                                                 167,600          1,047
Commscope*
Computer Network Technology*
Cordant Technologies
Cybex Computer Products*
Datastream Systems, Inc.*                                                          110,000            949
Electronic Arts*
Fair Isaac
FEI Co.*                                                                           192,100          1,608
Flextronics International*
4front Technologies*
Henry (Jack) & Associates
Herley Industries *
Hyperion Telecommunications, Cl A*
Insight Enterprises*
Javelin Systems *
Kronos*
Landmark Systems*
Mastech*
Maxtor Corp.*                                                                      125,200            884
Metamor Worldwide*
Micros Systems*
Overland Data *
Pinnacle Systems*
Perot Systems, Cl A*
Powerhouse Technologies*
Power Intergrations, Inc.*                                                          78,500          2,491
Progress Software*
Quantum*
Sunquest*
Sybase*
Sykes Enterprises*
T-HQ*
Talk.com *
Technomatrix Technologies*
Timberline Software
USWeb*
Varian Semiconductor Equipment*
Xircom*
Zebra Technologies Corp.*                                                           81,600          1,937
Zomax*

Total Technology                                                                                   15,572

Transportation--3.9%

Aeroflex*
Alaska Airgroup*
American Freightways*
Amtran Inc*
Atlas Air*
Eagle USA Airfreight*
Forward Air*
Frontier Airlines*
Landstar System*
Skywest
Swift Transportation*
USFreightways

Total Transportation

Utilities--0.8%

El Paso Electric*
Kinder Morgan Energy Partners
Public Service of New Mexico
Public Service of North Carolina

Total Utilities

Total Common Stocks (Cost $241,425)

Floating Rate Note--1.0%

Merrill Lynch & Co., 5.40%, 2/28/2000, MTN                                       2,500,000          2,500

Total Floating Rate Note (Cost $2,500)

Repurchase Agreements--5.7%

Morgan Stanley 4.80%, dated 05/28/99, matures 06/01/99, repurchase price $4,658,357 (collateralized by various FNMA obligations: total market value $4,767,582)
Lehman Brothers Triparty Agreement 5.25%, 4/1/1999                               9,967,809          9,968

Total Repurchase Agreements (Cost $14,624)

Cash Sweep Account-1.6%

Union Bank of California                                                         4,180,116          4,180

Total Cash Sweep Account(Cost $4,180)

Total Investments--106.8%  (Cost $262,729)

Other Assets and Liabilities, Net---(6.8%)

Total Net Assets--100.0%




                                                                          -------------------------------
                                                                                Pro Forma Combined
                                                                                   STI Small Cap
                                                                                 Growth Stock Fund
---------------------------------------------------------------------------------------------------------
                                                                           Shares / Face
Security                                                                       Amount        Value (000)
---------------------------------------------------------------------------------------------------------
Common Stocks--98.5%

Basic Materials--8.9%

Alpha Industries*                                                                   23,000           801
Astec Industries*                                                                  173,660         5,515
Bel Fuse, Cl A*                                                                     25,800           851
Boise Cascade                                                                       37,000         1,466
Centex Construction Products                                                        23,020           826
Dal-Tile International, Inc.*                                                      204,800         1,856
Florida Rock Industries                                                             10,000           399
Granite Construction                                                                24,000           673
International Comfort Products Corp.*                                              301,100         2,371
Jacobs Engineering Group*                                                           10,300           383
LTV                                                                                 45,000           276
NCI Building Systems*                                                               47,570         1,201
Nordson Corp.                                                                       20,000         1,115
Pameco Corp.*                                                                      113,700           654
Quanex Corp.                                                                        75,000         1,163
Solutia                                                                             35,000           785
Stillwater Mining*                                                                  36,500         1,166
US Liquids*                                                                         20,900           376
U.S. Plastic Lumber*                                                                90,000           816

Total Basic Materials                                                                             22,693

Capital Goods--17.5%

AFC Cable Systems*                                                                  37,085         1,275
American Woodmark                                                                   18,000           664
Anaren Microwave*                                                                   38,400           823
Avondale Industries*                                                                20,000           730
Borg-Warner Automotive                                                              13,000           721
Briggs & Stratton                                                                   11,800           737
Compucom Systems, Inc.*                                                            311,000           914
Concord Communications*                                                             21,000           934
Corsair Communications*                                                             20,000            91
Crane                                                                               15,000           451
DM Management*                                                                      25,000           403
Dycom Industry*                                                                     29,475         1,422
Elcor                                                                               19,130           772
Elder-Beerman Stores Corp.*                                                         55,000           474
Electro Scientific Industries, Inc.*                                                64,200         2,985
Genesis Microchip*                                                                  58,100         1,053
Group Maintenance America Corp.*                                                   180,000         2,048
Intervoice*                                                                         93,000         1,035
Kellstrom Industries*                                                               14,000           254
Kulicke & Soffa Industries, Inc.*                                                  100,000         2,525
Manitowoc                                                                           20,723           705
Miami Computer Supply*                                                              39,550           744
Mobile Mini*                                                                        68,000           897
Motivepower Industries*                                                             27,150           460
National R.V. Holdings*                                                             31,470           808
Navistar International*                                                             30,000         1,481
Newpark Resources, Inc.*                                                           146,200         1,060
PCD, Inc.*                                                                         125,300         1,136
Plexus Corp.*                                                                       36,100         1,006
Power-One, Inc.*                                                                   193,000         1,303
Regis Corp.                                                                         90,000         2,396
Safety Kleen Corp.*                                                                100,000         1,325
Simpson Manufacturing*                                                              19,500           865
Sps Technologies*                                                                   12,070           511
Syncor International*                                                               32,000         1,088
Transwitch*                                                                         27,500         1,272
Unifab International*                                                               49,000           505
United Stationers*                                                                  33,000           619
Universal Corp.                                                                     15,000           392
USG                                                                                  7,775           440
Varian Medical Associates*                                                          15,000           282
Varlen                                                                              39,176         1,479
Wackenhut Corp., Class B                                                           143,600         2,441
Whole Foods Market, Inc.*(a)                                                        37,200         1,279

Total Capital Goods                                                                               44,805

Communication Services--1.9%

Broadvision*                                                                        20,000         1,040
Flashnet Communications *                                                           11,000           217
Genesys Telecom Labs*                                                               52,000         1,202
Gilat Communications Limited*                                                       54,500           804
Polycom*                                                                            61,695         1,581

Total Communication Services                                                                       4,844

Consumer Cyclicals--24.1%

Aaron Rents, Inc.                                                                  111,600         1,744
American Eagle Outfitters*                                                          27,000         1,102
Analytical Surveys*                                                                 25,500           625
Ann Taylor Stores*                                                                  26,500         1,144
Arvin Industries                                                                    23,000           903
Benchmark Electronics, Inc.*                                                        83,600         2,508
Brinker International*                                                              22,985           645
Buckle*                                                                             54,865         1,519
Cash America International, Inc.                                                   100,000         1,288
CDW Computer Centers*                                                               19,000           826
Centex                                                                              18,000           667
Chattem, Inc.*                                                                      29,600           925
Chicos*                                                                             50,000         1,134
Claire's Stores                                                                     35,000         1,024
Consolidated Graphics*                                                              16,310           752
Copart, Inc.                                                                       144,400         2,166
Cost Plus *                                                                         25,000           934
Craftmade International                                                             46,640           624
Cutter & Buck*                                                                      25,760           763
DR Horton                                                                           75,800         1,289
Delia's*                                                                            19,000           252
Dollar Tree Stores*                                                                 29,000           975
Empi*                                                                               12,000           294
First Years                                                                         24,010           384
Foodmaker*                                                                          20,000           540
Fossil*                                                                             32,530         1,364
Gentex*                                                                             27,000           811
Jakks Pacific *                                                                     30,000           831
K-Swiss, Cl A                                                                       46,740         2,682
Kroll-O'Gara Co.*                                                                   67,800         1,839
La-Z-Boy                                                                            26,800           533
Labor Ready*                                                                        29,500         1,051
Liberty Property Trust                                                              25,270           610
Mohawk Industries*                                                                  36,115         1,052
Monaco Coach*                                                                       37,510         1,125
Movado Group                                                                         9,175           221
Oshkosh B'gosh, Cl A                                                                16,655           327
Oshkosh Truck                                                                        6,000           238
Pre Paid Legal Services*                                                            10,000           266
Programmer's Paradise *                                                              8,000            86
Quiksilver*                                                                         34,000           969
Racing Champions*                                                                   64,000         1,096
Rare Hospitality International*                                                     24,000           552
Rexall Sundown, Inc.*                                                              100,000         1,919
Salton/Maxim Housewares*                                                            21,500           919
Sonic Automotive, Inc.*                                                             70,000         1,085
Southdown                                                                           24,900         1,578
Speedway Motorsports, Inc.*                                                         61,700         2,545
Standard Pacific                                                                    54,145           711
Steven Madden Ltd*                                                                  81,365           870
Superior Industries International                                                   27,000           673
Tarrant Apparel Group*                                                              33,330         1,010
Triumph Group*                                                                      23,395           716
United Natural Foods, Inc.*                                                        100,000         2,338
Urs*                                                                                28,325           697
Wet Seal, Cl A*                                                                     17,000           472
Wynn's International, Inc.                                                         132,000         2,302
Winnebago Industries                                                                54,000           891
Worthington Foods, Inc.                                                            105,666         1,202
Zale*                                                                               28,000         1,080

Total Consumer Cyclicals                                                                          61,688

Consumer Staples--3.0%

Canandaigua Wine, Cl A*                                                             13,100           652
Earthgrains                                                                         20,000           469
Flowers Industries                                                                  44,600           992
Mail-Well*                                                                          65,000           963
Papa John's International*                                                          38,900         1,537
Rent-A-Center *                                                                     35,000           903
Smithfield Foods*                                                                   43,000         1,148
Suiza Foods*                                                                        25,000           916

Total Consumer Staples                                                                             7,580

Energy--2.3%

Eagle Geophysical *                                                                  1,280             4
National-Oilwell, INC.*                                                             90,000         1,041
Oceaneering International*                                                          50,000           772
Rowan Cos., Inc.*                                                                   10,000           127
Santa Fe Snyder Corp*                                                               80,000           680
Seacor Holdings*                                                                     3,000           149
Seitel*                                                                             40,000           632
Transocean Offshore                                                                 61,800         1,522
Veritas DGC, Inc.*                                                                  71,500         1,014

Total Energy                                                                                       5,941

Financials--7.2%

Allied Capital Corp.                                                               139,800         2,569
American Heritage                                                                   39,300           914
Amerin*                                                                             21,057           566
Amresco, Inc.*                                                                     100,000           769
Annuity & Life Re Holdings                                                          12,000           309
Bank of Commerce/San Diego                                                          16,000           312
Corporate Executive Board*                                                          17,000           498
Cullen/Frost Bankers                                                                 9,550           537
Dime Community Bancorp                                                              35,200           779
Doral Financial                                                                     42,000           709
E.W. Blanch Holdings                                                                16,900         1,082
Enhance Financial Services Group                                                    30,000           587
Financial Security Assurance  Holdings                                               7,385           419
Finova Group, Inc.                                                                  16,340           848
FPIC Insurance Group, Inc.*                                                         50,000         2,075
Fremont General                                                                     55,000         1,165
Investment Technology Group*                                                        16,881           748
NVR*                                                                                13,975           673
PFF Bancorp*                                                                        32,000           580
Pilgrim America Cap Corp*                                                           19,600           390
Protective Life                                                                     38,000         1,375
Ryland Group                                                                        16,165           450

Total Financials                                                                                  18,354

Health Care--9.0%

Alpharma, Cl A                                                                      24,000           640
Barr Laboratories*                                                                  18,475           609
Biomatrix*                                                                          28,000           857
Capital Senior Living*                                                              70,000           761
Colorado Medtech*                                                                   65,340           923
D&K Healthcare Resources*                                                           24,400           576
Dura Pharmaceuticals, Inc.*                                                        140,000         1,978
Endosonics Corp.*                                                                  130,000           845
Interim Services*                                                                   35,000           763
Ivax*                                                                               40,000           537
Laser Vision Centers*                                                               15,000           855
Liposome*                                                                           78,000         1,116
Meditis Pharmaceutical Corp., Class A*                                              57,300         1,719
Natrol, Inc.*                                                                      120,000           728
Optical Coating Laboratories                                                         3,000           195
Osteotech*                                                                          23,917           849
Rehabcare Group*                                                                    33,000           710
Res-Care Inc.*(a)                                                                  100,000         2,256
Resmed*                                                                             43,000         1,207
Roberts Pharmaceutical*                                                             63,000         1,197
Steris*                                                                             25,000           414
Trigon Healthcare*                                                                  15,000           572
Twinlab Corp.*                                                                     143,800         1,348
United Payors & United Providers, Inc.*                                             50,000         1,153
Varian                                                                              15,000           150

Total Health Care                                                                                 22,958

Real Estate--2.0%

Intrawest Corp.                                                                    183,700         3,099
Prison Realty Corp.                                                                111,750         1,949

Total Real Estate                                                                                  5,048

Technology--17.9%

Activision, Inc.*                                                                  130,000         1,609
ADE Corp.*                                                                         150,000         1,425
American Management Systems*                                                        25,000           794
Apex PC Solutions, Inc.*                                                            55,000           767
Armor Holdings, Inc. Delaware*                                                     100,000         1,369
Asyst Technologies, Inc.*                                                          108,100         1,486
Business Objects ADR*                                                               30,000           862
Checkpoint Software*                                                                20,000           885
Ciber*                                                                              52,230         1,120
CMI Corp., Class A                                                                 167,600         1,047
Commscope*                                                                          50,000         1,313
Computer Network Technology*                                                        29,000           732
Cordant Technologies                                                                18,000           873
Cybex Computer Products*                                                            61,944         1,405
Datastream Systems, Inc.*                                                          110,000           949
Electronic Arts*                                                                    16,000           783
Fair Isaac                                                                           5,000           164
FEI Co.*                                                                           192,100         1,608
Flextronics International*                                                           7,000           350
4front Technologies*                                                                60,000           600
Henry (Jack) & Associates                                                            7,000           247
Herley Industries *                                                                 52,000           673
Hyperion Telecommunications, Cl A*                                                  60,000         1,013
Insight Enterprises*                                                                38,557           978
Javelin Systems *                                                                   60,000           776
Kronos*                                                                             29,200         1,081
Landmark Systems*                                                                   24,000           231
Mastech*                                                                            62,900         1,207
Maxtor Corp.*                                                                      125,200           884
Metamor Worldwide*                                                                  27,000           739
Micros Systems*                                                                     40,000         1,250
Overland Data *                                                                     65,000           423
Pinnacle Systems*                                                                   19,000           984
Perot Systems, Cl A*                                                                14,800           401
Powerhouse Technologies*                                                            15,000           278
Power Intergrations, Inc.*                                                          78,500         2,491
Progress Software*                                                                  66,930         1,744
Quantum*                                                                            20,000           396
Sunquest*                                                                           44,000           578
Sybase*                                                                             55,000           533
Sykes Enterprises*                                                                  10,435           325
T-HQ*                                                                               46,290         1,091
Talk.com *                                                                          25,000           259
Technomatrix Technologies*                                                          51,000           854
Timberline Software                                                                 54,000           918
USWeb*                                                                              25,000           634
Varian Semiconductor Equipment*                                                     15,000           187
Xircom*                                                                             52,000         1,313
Zebra Technologies Corp.*                                                           81,600         1,937
Zomax*                                                                              41,000         1,081

Total Technology                                                                                  45,647

Transportation--3.9%

Aeroflex*                                                                           61,000           888
Alaska Airgroup*                                                                    10,000           415
American Freightways*                                                               82,500         1,444
Amtran Inc*                                                                         14,525           341
Atlas Air*                                                                          48,000         1,290
Eagle USA Airfreight*                                                                9,000           424
Forward Air*                                                                        10,000           274
Frontier Airlines*                                                                  62,000           961
Landstar System*                                                                    10,000           376
Skywest                                                                             38,680           899
Swift Transportation*                                                               45,000           823
USFreightways                                                                       43,300         1,706

Total Transportation                                                                               9,841

Utilities--0.8%

El Paso Electric*                                                                   80,000           685
Kinder Morgan Energy Partners                                                       18,000           671
Public Service of New Mexico                                                        20,000           415
Public Service of North Carolina                                                     5,000           145

Total Utilities                                                                                    1,916

Total Common Stocks (Cost $241,425)                                                 93,633       251,315

Floating Rate Note--1.0%

Merrill Lynch & Co., 5.40%, 2/28/2000, MTN                                       2,500,000         2,500

Total Floating Rate Note (Cost $2,500)                                                             2,500

Repurchase Agreements--5.7%

Morgan Stanley 4.80%, dated 05/28/99, matures 06/01/99, repurchase price $4,658,357 (collateralized by various FNMA obligations: total
     market value $4,767,582)                                                        4,656         4,656
Lehman Brothers Triparty Agreement 5.25%, 4/1/1999                               9,967,809         9,968

Total Repurchase Agreements (Cost $14,624)                                                        14,624

Cash Sweep Account-1.6%

Union Bank of California                                                         4,180,116         4,180

Total Cash Sweep Account(Cost $4,180)                                                              4,180

Total Investments--106.8%  (Cost $262,729)                                         110,281       272,619

Other Assets and Liabilities, Net--(6.8%)                                          (13,466)      (17,356)

Total Net Assets--100.0%                                                           255,263       255,263


ADR     American Depository Receipt
Cl      Class
FNMA    Federal National Mortgage Association
*       Non-income producing security


STI CLASSIC FUNDS (SMALL CAP GROWTH)
Notes to Pro Forma Financial Statements
March 24, 2000

1.   BASIS OF COMBINATION

The unaudited Pro Forma Combining Schedule of Investments, Pro Forma Combining Statements of Assets and Liabilities and Pro Forma Combining Statements of Operations give effect to the proposed merger of the ESC Strategic Small Cap Equity Fund into the STI Small Cap Growth Stock Fund. The proposed merger will be accounted for by the method of accounting for tax free mergers of investment companies (sometimes referred to as the pooling without restatement method). The Merger will be accomplished by an exchange of all outstanding shares of the Class A and Class D of the ESC Strategic Small Cap Equity Fund in exchange for shares of the Investor, and Flex shares of the Small Cap Growth Equity Fund.

The pro forma combining statements should be read in conjunction with the historical financial statements of the constituent funds and the notes thereto incorporated by reference in the Statement of Additional Information.

The STI Classic Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended.

PRO FORMA ADJUSTMENTS:

a) The Pro Forma combining statements of assets and liabilities assume the issuance of additional shares of the respective STI Classic Fund as if the reorganization had taken place on May 31, 1999 and are based on the net asset value of the acquiring fund. In addition, the Small Cap Equity Growth Stock Fund is the surviving fund for accounting purposes and legal entity surviving. The performance history of the Small Cap Equity Stock Fund will be carried forward.
b) The Pro forma adjustments reflect the impact of applying the contractual fees in place for the legally surviving Small Cap Equity Growth Fund for Advisor, Administration and Distribution as well as the expected savings in other expenses due to the combination of the funds.


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

STI CLASSIC FUNDS (HIGH INCOME)
Notes to Pro Forma Financial Statements
March 24, 2000

1.   BASIS OF COMBINATION

The unaudited Pro Forma Combining Statements of Assets and Liabilities and Pro Forma Combining Statements of Operations give effect to the proposed merger of the ESC Strategic Income Fund into the shell of the STI High Income Fund. The proposed merger will be accounted for by the method of accounting for tax free mergers of investment companies (sometimes referred to as the pooling without restatement method). The Merger will be accomplished by an exchange of all outstanding shares of the Class A and Class D of the ESC Strategic Income Fund in exchange for shares of the Flex shares of the STI High Income Fund.

The pro forma combining statements should be read in conjunction with the historical financial statements of the constituent funds and the notes thereto incorporated by reference in the Statement of Additional Information.

The STI Classic Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended.

PRO FORMA ADJUSTMENTS:

a) The Pro Forma combining statements of assets and liabilities assume the issuance of additional shares of the respective STI Classic Fund as if the reorganization had taken place on March 31, 1999 and are based on the net asset value of the ESC Strategic Income Fund. In addition, the STI High Income Fund is the surviving fund for accounting purposes and legal entity surviving. The performance history of the ESC Strategic Class A Income Fund will be carried forward.
b) The Pro forma adjustments reflect the impact of applying the contractual fees in place for the legally surviving STI High Income Fund for Advisor, Administration and Distribution as well as the expected savings in other expenses due to the combination of the funds.


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